SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  June 28, 1997
                                                     -----------------

                      Commission File Number 33-43508
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                      NORTH ATLANTIC ENERGY CORPORATION
                    ---------------------------------
           (Exact name of registrant as specified in its charter)


               NEW HAMPSHIRE                      06-1339460
                -------------                      ----------

     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


      1000 ELM STREET, MANCHESTER, NEW HAMPSHIRE         03105
     ------------------------------------------------------------------
       (Address of principal executive officers)      (Zip Code)


                             (603) 669-4000
                             --------------
           (Registrant's telephone number, including area code)

                             Not Applicable
                             --------------
     (Former name or former address, if changed since last report)
Item 5. Other Events


1.  New Hampshire Rate Matters

     On June 30, 1997, the court-appointed mediator in the industry restructuring dispute between the State of New Hampshire and PSNH and NU, filed a letter report with the U. S. District Court in Rhode Island, stating "it is my professional judgment that the mediation is progressing toward a resolution and should continue." Under the court's original order establishing the mediation, this report extends the mediation to August 4, 1997.

     For additional information regarding this matter, see NU's Form 10-Q for the quarter ended March 31, 1997 and "Item 1. Business - Rates - New Hampshire Retail Rates" in NU's 1996 Form 10-K.

2.  Seabrook Return to Service

     On June 28, 1997, the Seabrook nuclear unit in New Hampshire returned to service following a 50-day planned refueling and maintenance outage.


                                SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NORTH ATLANTIC ENERGY CORPORATION
                          ---------------------------------
                                     Registrant




Date  July 3, 1997                By /s/John B. Keane
     -------------------          -------------------------------------
                                   John B. Keane
                                   Vice President and Treasurer